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                                                                    EXHIBIT 24.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-47678, 33-56586 and 33-67688) of IDEX Corporation of our report dated March 24, 1994. With respect to the consolidated financial statements of Hale Products, Inc. included in the Quarterly Report of IDEX Corporation (Form 10-Q) for the period ended June 30, 1994.



/s/ ERNST  & YOUNG
ERNST  & YOUNG  LLP


Philadelphia, Pennsylvania
August 8, 1994